UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 3, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, or “us”.

ITEM 7.01. REGULATION FD DISCLOSURE

On December 3, 2020 at 12:00 pm, our Chief Executive Officer will make a live presentation regarding Renavotio at VirtualInvestorConferences.com. Registration is at: https://vit.ly/3191WVH.

The presentation deck slides to be discussed with attendees are attached hereto as Exhibit 99.1 to this Current Report on  Form 8-K. The information in this Current Report on Form 8-K with respect to Item 7.01 (including the presentation materials attached as Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to  be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”),  or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any  filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K  will not be deemed an admission as to the materiality of any information contained herein (including the presentation materials attached as Exhibit 99.1 hereto).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Presentation (Deck) provided by Renavotio, Inc. (furnished only)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2020	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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